BRIDGE BANCORP, INC.

                              2488 Montauk Highway
                             Bridgehampton, NY 11932

                            NOTICE OF ANNUAL MEETING


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Bridge Bancorp, Inc. (the "Company") will be held at the Bridgehampton Community House, Main Street, Bridgehampton, New York, on Tuesday, April 15, 1997, at 3:30 p.m., for the purpose of considering and voting on the following matters:

1. The election of four directors to Class 1 of the Company's Board of Directors, each to hold office for a term of two years and until their successors are elected and qualified. The following four persons are the Board of Directors' nominees:

                   R.TIMOTHY MARAN
                   WALTER A. PREISCHE, JR.
                   L.H. STRICKLAND
                   THOMAS J. TOBIN

2. To consider and vote upon a proposal to approve the amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock, $5.00 par value ("Common Stock"), from 1,500,000 to 6,500,000 for the purpose of providing the Company with added flexibility in pursuing its long-range business objectives.

3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINEES LISTED IN THE ATTACHED PROXY STATEMENT AND THE PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES AND THE PROPOSAL.

Only those shareholders of record at the close of business on February 28, 1997 shall be entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors




Raymond Wesnofske
Chairman


Bridgehampton, New York
March 13, 1997




EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN THE ENCLOSED PROXY (BLUE) AND RETURN SAME WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDERS MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 15, 1997



SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Bridge Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Bridgehampton Community House, Main Street, Bridgehampton, New York on April 15, 1997 at 3:30 p.m. or any adjournments thereof. The 1996 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1996, accompanies this Proxy Statement.

Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy
(blue) and returning it signed and dated in the enclosed postage-paid envelope. Shareholders should indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN THIS PROXY STATEMENT AND FOR THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by the filing of written revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a revocation with the Secretary and voting in person.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or facsimile by directors, officers and employees of the Company, without additional compensation therefore.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March 13, 1997.

VOTING SECURITIES

The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ( the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on February 28, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 469,200 shares.

BENEFICIAL OWNERSHIP

As of December 31, 1996, no person was known by the Board of Directors to be the beneficial owner of more than five percent of the Company's outstanding common stock.



ITEM 1:-ELECTION OF DIRECTORS & INFORMATION WITH RESPECT TO DIRECTORS & OFFICERS
-------

The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the share-holders at any annual or special meeting thereof. Pursuant to this provision, the Board unanimously adopted a resolution setting the number of directors at eight. The Bylaws further provide that the directors shall be divided into two classes with a two year term of office for each class expiring at the end of consecutive years. Only Class 1 of the Board of Directors will be elected at this year's meeting.

The Board of Directors has nominated the four persons named in this Proxy Statement. Each of these nominees has consented to be named and to serve if elected, and the Board knows of no reason to believe that any nominee will decline or be unable to serve, if elected. In the event any nominee is unable to serve or for good cause will not serve, it is intended that the proxies which would have been voted for such nominee will be voted for a successor nominee to be designated by the Board of Directors.


The following information is provided with respect to each nominee for director and each present director whose term of office extends beyond the date of the Annual Meeting.


NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE
                                                                                                     Shares of Common Stock
                                                                                                     of the Company
                                                                                                     Beneficially Owned as of
                                                                                                     December 31, 1996 (1)
                                                                                                     -------------------------
                                       Principal Occupation                       Director of the
Name and Age                           for Past Five Years                        Company Since      No. of Shares      Percent
-----------------------------------------------------------------------------------------------------------------------------------
Nominees for Director:
----------------------
Class 1 (term expiring in 1999)

R. Timothy Maran                       President-Maran, DeBaun,                         1980            7,950 (2)            1.7
Age 55                                 Cruise & Simonson
                                       Insurance Brokers

Walter A. Preische, Jr.                President-Markowitz, Preische                    1994            1,300 (3)            0.3
Age 61                                 & Stevens, P.C., Certified
                                       Public Accountants

L.H. Strickland                        Vice Chairman of the Board                       1970            1,603 (4)            0.3
Age 64                                 of the Company & the Bank;
                                       President & Director-Peter Lyle,
                                       Inc., Financial Services

Thomas J. Tobin                        President & Chief Executive                      1986            3,804 (5)            0.8
Age 52                                 Officer of the Company &
                                       the Bank


Directors Continuing in Office
------------------------------
Class 2 (term expiring  in 1998)

Thomas E. Halsey                       Owner-Holly Hill                                 1969            5,120 (6)            1.1
Age 57                                 Nursery

Marcia Z. Hefter                       Partner-Esseks, Hefter                           1988            2,030 (7)             .4
Age 53                                 & Angel, Attorneys

Albert E. McCoy                        Vice-President-W.F. McCoy                        1982           15,291 (8)            3.3
Age 62                                 Petroleum Products, Inc;
                                       President-McCoy Bus Co., Inc.

Raymond Wesnofske                      Chairman of the Board of                         1970           12,399 (9)            2.6
Age 59                                 the Company & the Bank;
                                       Owner-Wesnofske Produce, Inc.


NOTES
-----

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person directly or indirectly has or shares voting power and/or investment power. Except as otherwise indicated, for all securities listed the director has sole voting and investment power.

(2) Including 373 shares in the name of Cynthia H. Maran, Mr. Maran's wife; 640 shares in the name of R. Timothy Maran, Jr., Mr. Maran's son; 772 shares for the individual retirement account of Cynthia H. Maran, Mr. Maran's wife; 1,508 shares for the individual retirement account of Mr. Maran; 1,604 shares in the name of J.C. Maran, R.T. Maran and T. Maran, Trustees under the will of R. Maran, deceased. Mr. Maran is a primary beneficiary of such trust and shares voting and investment powers under the trust; and 1,200 shares in the name of Meschutt Maran Agency, Inc., a corporation of which Mr. Maran is a minority shareholder and shares voting and investment powers.

(3) Including 800 shares in the name of Markowitz, Preische & Stevens, P.C., Profit Sharing Plan. Mr. Preische is one of two trustees and shares voting and investment powers.

(4)  Including  1,163 shares in the name of Peter Lyle,  Inc. for the benefit of
     L.H.   Strickland.   Mr.   Strickland  is  the  sole  shareholder  of  such
     corporation.

(5) Including 3,739 shares held in joint tenancy with his wife, Janet B. Tobin; 36 shares in the name of Janet Colleen Tobin, Mr. Tobin's daughter and 29 shares in the name of Patrick Thomas Tobin, Mr. Tobin's son.

(6) Including 1,852 shares in the name of Dorothy E. Halsey, Mr. Halsey's wife; 275 shares in the name of Adam T. Halsey, Mr. Halsey's son and 235 shares in the name of Jocelyn M. Halsey-Armuswicz, Mr. Halsey's daughter.

(7) Including 780 shares in a retirement trust for Robert J. Hefter, Mrs. Hefter's husband; 250 shares in retirement trust for Mrs. Hefter; 100 shares in the name of Jason Hefter, Mrs. Hefter's son; and 100 shares in the name of Michele Hefter, Mrs. Hefter's daughter.

(8)  Including 7,397 shares in the name of Margaret F. McCoy, Mr. McCoy's wife.

(9)  Including 3,096 shares in the name of Lynn Wesnofske, Mr. Wesnofske's wife.

As of December 31, 1996, the 32 directors and officers of the Company and the Bank as a group owned beneficially an aggregate of 55,008 shares of common stock of the Company, representing 11.7% of the total number of shares then outstanding.

BOARD COMMITTEES

The Company's Board of Directors does not have a nominating committee (or a committee performing similar functions), but does have Audit and Personnel
Committees as follows:



                             Number of Meetings
Committee Members            Past Fiscal Year                 Committee Functions
----------------------------------------------------------------------------------------------------------
Audit:
Thomas E. Halsey               4                              Monitor compliance with law and rules,
Walter A. Preische, Jr.                                       review and make recommendations with
L.H. Strickland                                               respect to reports of internal auditor and
                                                              independent certified public accountants.




Personnel:
Marcia Z. Hefter               3                              Recommend salary increases, changes in
R. Timothy Maran                                              employee benefits and management
Thomas J. Tobin                                               changes.
Raymond Wesnofske



The Board of Directors met 14 times during fiscal year ended December 31, 1996. Each of the directors of the Company attended at least 75% of the total number of meetings of the Board and committees thereof.

COMPENSATION OF DIRECTORS



All of the members of the Board of Directors of the Company also serve on the Board of the Bank. Directors of the Company are not compensated separately in any way for their services as members of the Board of Directors of the Company. The Board of Directors of the Bank currently holds 12 regular monthly meetings a year and such special meetings as deemed advisable to review significant matters. Each member of the Board of Directors, except Mr. Tobin, receives an annual fee of $5,000. The Chairman of the Board of Directors receives an additional $2,500 annually. All Directors are compensated $500 for each meeting of the Board of Directors. Directors who are members of the asset and liability committee, classification committee, audit committee and loan committee are compensated $300 per meeting. Directors are compensated $150 for all other committee meetings.


COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth all information with respect to the aggregate remuneration paid during the 12 months ended December 31, 1996 to each of the executive officers of the Bank who received remuneration of more than $100,000.
The officers of the Company are not compensated separately in any way for their services.

                                   SUMMARY COMPENSATION TABLE


Name and
Principal Position                 Year              Salary ($) (1)            Bonus (s)
----------------------------------------------------------------------------------------------------
Thomas J. Tobin                    1996              197,043.84                33,000.00
President & Chief                  1995              167,977.58                32,000.00
Executive Officer                  1994              163,686.00                27,125.00
of the Company
and the Bank


Anthony Leone                      1996              106,908.16                18,600.00
Senior Vice President              1995               98,931.00                16,290.00
of the Company and the             1994               96,845.50                15,102.50
Bank and Credit
Administrator of the Bank


(1) Includes directors' fees and premiums paid (above the amount excludable from salary) on certain insurance policies obtained by the Bank for the benefit of Mr. Tobin in accordance with Mr. Tobin's employment contract.


EMPLOYMENT CONTRACT AND SEVERANCE AGREEMENTS



The Company and Mr. Tobin are parties to an employment agreement. In addition, the Company is a party to a severance agreement with Mr. Leone.

Mr. Tobin has an employment agreement with the Company and the Bank pursuant to which he is employed in the position of President and Chief Executive Officer of both the Company and the Bank. The contract has a term of five years commencing January 1, 1997 until December 31, 2001 and is renewable for one additional year each subsequent January 1, during the term of the agreement. Under the agreement, in the event Mr. Tobin's employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary, plus the amount of bonuses paid to him during the 12 months preceding the change in control. The agreement provides that Mr. Tobin shall not have any right to receive a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

The severance agreement is effective upon any change in control of the Company and has a term of two years. Change in control means the acquisition by any person or group of persons acting in concert with the power to vote 51 percent of the Company's common stock. The agreement provides for the continued payment of Mr. Leone's salary for two years from the date of any change in control in the event he is discharged by the Company for reasons other than cause or in the event the resigns from the Company as a result of his place of employment being changed from Suffolk County, New York or his current responsibilities as an officer being substantially changed following a change in control. The severance payment is reduced by either the amounts received from the Company after a change in control occurred or employment income received by Mr. Leone from another person after termination or resignation in accordance with the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers and related parties, including their immediate families and companies in which they are principal owners, were loan customers of the Bank during 1996. Such loans are made in the ordinary course of business at normal credit terms, including interest rate and security, and do not represent more than a normal risk of collection. No such loan was classified by the Bank as of December 31, 1996 as a non-accrual, past due, restructured or potential problem loan.

Outside of normal customer relationships, none of the directors of the Company or their associates currently maintains or has maintained within the past 12 months any significant business relationships or had any related party transaction with the Company or the Bank other than such as arises by virtue of their position or ownership interest in the Company or other than such as arises by virtue of their position with the Bank.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive and certain other officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1996. During 1996, all of these filing requirements were satisfied. In making these statements, the Company has relied solely on the written representations of the incumbent directors and officers and copies of the reports which they have filed with the Commission.

ITEM 2: - PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
-------
At the Meeting, Company stockholders will be requested to approve the proposed Amendment to increase the number of authorized shares of Common Stock from 1,500,000 to 6,500,000.

The Amendment has been approved by the Company's Board of Directors. The proposed Amendment, if approved, will change Article "4" of the Certificate of Incorporation to read as follows:

               "4.  NUMBER OF SHARES The  aggregate  number of shares  which the
                    ----------------
               Corporation shall have authority to issue is Six Million Five Hundred Thousand shares, all of which shall be common shares of the par value of Five Dollars($5.00) each."

The requested increase in shares of Company Common Stock is designed to provide the Company with added flexibility in pursuing its long range business objectives. As of December 31, 1996, 469,200 shares of Company Stock were issued and outstanding and 48,000 shares of Company Stock were reserved for issuance under the 1996 Equity Incentive Plan. Accordingly, as of December 31, 1996, the Company had available for use in future acquisitions and otherwise only 982,800 shares of Company Common Stock. The Company's Board of Directors believes that it is the best interest of the Company that additional shares be made available for future acquisitions and for other purposes, such as possible stock dividends.

The Company has no present plans, understandings or arrangements for the issuance of any additional shares of Common Stock. If the proposed Amendment is approved, the additional shares may be issued on such terms and at such times as the Company's Board of Directors may determine, without future stockholder action except where otherwise required by law.

Holders of Company Common Stock, have no preemptive rights to subscribe for additional shares of Company's capital stock.

The Company's Board of Directors recommends that stockholders vote FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Company Common Stock.

ITEM 3:  - OTHER BUSINESS
-------
As of the date of this Proxy Statement, the Board of Directors does not intend to present to the meeting any other business not provided for in the notice of meeting, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the meeting, the persons named in the enclosed Proxy will take action and vote proxies in accordance with their judgment on such matters.

Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

STOCKHOLDER PROPOSAL


If stockholders' proposals are to be considered for inclusion in the Company's Proxy Statement for the annual meeting of the Company's stockholders to be held in April 1998, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for stockholders' proposals. Proposals for the annual meeting of Stockholders to be held in 1998 must be received by the Company at its principal executive office no later than November 14, 1997. Any such proposals, together with supporting statements, should be directed to the Secretary of the Company.

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, Certified Public Accountants, were the independent auditors of the Company for the year ended December 31, 1996, and have been selected to serve as auditors for 1997. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

On August 21, 1995, the Company dismissed KPMG Peat Marwick LLP as its independent auditors. KPMG Peat Marwick's report on the Company's financial statements did not contain, for either of the two years ending December 31, 1994, an adverse opinion or a disclaimer of opinion, nor was it qualified nor modified as to uncertainty, auditing scope or accounting principles except that the opinion was modified due to the Company adopting the provisions of Statements of Financial Accounting Standards Nos. 115, "Accounting for Certain Investments in Debt and Equity Securities," effective January 1, 1994 and 109, "Accounting for Income Taxes," effective January 1, 1993. During the Interim period through August 20, 1995, there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make references to the subject matter of the disagreements in connection with its report.

The decision to change accountants was recommended by the Audit Committee of the Board of Directors and approved by the entire Board of Directors based upon such recommendation. On August 21, 1995, Arthur Andersen LLP was engaged as the new independent accountant for the Company to be principal accountant to audit the Company's financial statements for the year ended December 31, 1995. Arthur Andersen was not engaged regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

In accordance with applicable securities regulations, the Company requested KPMG Peat Marwick to furnish a letter stating whether it agreed with the statements contained in the prior two paragraphs of this section. KPMG furnished such a letter dated August 24, 1995 stating that it did not disagree with the statements contained in the second paragraph of this section and stating that it "was not in a position" to agree or disagree with the statements contained in the third paragraph of this section. A copy of such letter was filed as Exhibit 1 to the Company's Form 8-K filed September 8, 1995.

Whether you intend to be present at this meeting or not, you are urged to return your signed proxy promptly.

Your continued interest in and support of the Company is sincerely appreciated.


By Order of the Board of Directors



Raymond Wesnofske
Chairman


Bridgehampton, New York
March 13, 1997

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               BRIDGE BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 15, 1997


The undersigned  hereby appoints Janet T. Verneuille,  Carol Kennedy and Maureen
P. Mougios as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below all the shares of common stock of Bridge Bancorp, Inc. held of record by the undersigned on February 28, 1997 at the Annual Meeting of Shareholders to be held April 15, 1997 or any adjournments thereof.

1.   ELECTION OF DIRECTORS

     FOR all nominees listed below    [ ]   WITHHOLD AUTHORITY to vote    [ ]

     (Except as Marked to the Contrary Below)    For all Nominees Listed Below


R.TIMOTHY MARAN    WALTER A. PREISCHE, JR.    L.H. STRICKLAND    THOMAS J. TOBIN


     (INSTRUCTION:  To withhold authority to vote for any individual strike a line through that nominee's name in the list above).


2. PROPOSAL TO APPROVE THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, $5.00 PAR VALUE ("COMMON STOCK"), FROM 1,500,000 TO 6,500,000

          [ ]     FOR             [ ]     AGAINST             [ ]     ABSTAIN

3.  OTHER BUSINESS

          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                     , 1997
      ---------------------               -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature If Held Jointly



PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.